SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report - September 10, 2002

                                NSD BANCORP, INC.
             (Exact name of registrant as specified in its charter)


      Pennsylvania                     0-22124                  25-1616814
      ------------                     -------                  ----------
 State or other jurisdiction      (Commission File             (IRS Employe
 of incorporation)                     Number)            Identification Number)


         5004 McKnight Road
       Pittsburgh, Pennsylvania                                    15237
       ------------------------                                    -----
   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:               (412) 231-6900
                                                                  --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 1.  Changes in Control of Registrant.
          -------------------------------

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         Not Applicable.

Item 3.  Bankruptcy or Receivership.
         --------------------------

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------
         Not Applicable.

Item 5.  Other Events.
         ------------

On September 10, 2002, the Board of Directors of NSD Bancorp, Inc. approved a Rights Agreement between NSD Bancorp, Inc. and Registrar and Transfer Company, dated September 12, 2002. Pursuant to the Agreement, the Board declared a dividend distribution of one Right for each outstanding share of common stock, par value $1.00 per share, of the Company to shareholders of record at the close of business on September 30, 2002.

For complete information, please refer to the Rights Agreement between NSD Bancorp, Inc. and Registrar and Transfer Company, dated September 12, 2002, which is attached as Exhibit 4 to this Current Report on Form 8-K.

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

         Not Applicable.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.


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                  (c)      Exhibits:

                    4 Rights Agreement between NSD Bancorp, Inc. and Registrar and Transfer Company, dated September 12, 2002.

                    99.1 Press Release, of Registrant, dated September 13, 2002, re: Shareholder Rights Plan.

                    99.2 Letter to shareholders, dated September 12, 2002
                         announcing adoption of Shareholder Rights Plan.

Item 8.  Change in Fiscal Year.
         ---------------------

         Not Applicable.

Item 9.  Regulation FD Disclosure.
         ------------------------

         Not Applicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NSD BANCORP, INC.
                                            (Registrant)


Dated: September 13, 2002                   /s/ Lloyd G. Gibson
                                            ------------------------------------
                                            Lloyd G. Gibson, President and
                                            Chief Executive Officer
                                            (Principal Executive Officer)


                                  EXHIBIT INDEX


                                                                  Page Number
                                                                  in Manually
        Exhibit                                                  Signed Original
        -------                                                  ---------------

         4        Rights Agreement between NSD Bancorp, Inc. and
                  Registrar and Transfer Company, dated September
                  12, 2002.

         99.1 Press Release, of Registrant, dated September 13, 2002, re: Shareholder Rights Plan.

         99.2 Letter to shareholders, dated September 12, 2002 announcing adoption of Shareholder Rights Plan.


                                                                  Execution Copy

                                                                       EXHIBIT 4


                                RIGHTS AGREEMENT


                                     BETWEEN


                                NSD BANCORP, INC.

                                       and

                         REGISTRAR AND TRANSFER COMPANY


                         Dated as of September 12, 2002


                                                                  Execution Copy

                                RIGHTS AGREEMENT
                                ----------------


     THIS RIGHTS AGREEMENT (the "Agreement") is dated as of September 12, 2002, and is between NSD Bancorp, Inc., a Pennsylvania corporation (the "Company"), and Registrar and Transfer Company, a New Jersey Corporation (the "Rights Agent").

                                   BACKGROUND:

     On September 10, 2002 (the "Rights Dividend Declaration Date"), the Board of Directors of the Company authorized and declared a dividend distribution of one Right for each share of common stock, par value $1.00 per share, of the Company (the "Common Stock") outstanding at the close of business on September 30, 2002 (the "Record Date"), and authorized the issuance of one Right for each share of Common Stock of the Company outstanding on the Record Date, each Right initially representing the right to purchase one share of Common Stock of the Company, upon the terms and subject to the conditions hereafter set forth (the "Rights").

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         Section 1.        Certain Definitions.
                           -------------------

For purposes of this Agreement, the following terms have the meanings indicated:

          (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan.

          (b) "Adjustment Shares" shall have the meaning set forth in Section 11(a)(ii).

          (c) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities


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Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement.

          (d) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

               (i) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event;

               (ii) which such Person or any of such Person's Affiliates or
                    Associates, directly or indirectly, has the right to vote or direct the voting of or to dispose of or direct the disposition of or "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding:
                    (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and
                    (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or on any comparable or successor report); or

               (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or


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               understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (d)) or disposing of any voting securities of the Company.

          (e) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the Commonwealth of Pennsylvania are authorized or obligated by law or executive order to close.

          (f) "Close of Business" on any given date shall mean 5:00 P.M., Pittsburgh, Pennsylvania time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Pittsburgh, Pennsylvania time, on the next succeeding Business Day.

          (g) "Common Stock" shall mean the common stock, par value $1.00 per share, of the Company, except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power or the equity securities or other equity interest having power to control or direct the management of such Person.

          (h)  "Common Stock Equivalent" shall have the meaning set forth in
               Section 11(a)(iii).

          (i) "Continuing Director" shall mean (i) any member of the Board of Directors of the Company, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any Affiliate or Associate of an Acquiring Person, and was a member of the Board prior to the date of this Agreement, or (ii) any Person who subsequently becomes a member of the Board, while such person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any Affiliate or Associate of an Acquiring Person, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

          (j)  "Current market price" shall have the meaning set forth in
               Section 11(d).


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          (k)  "Current Value" shall have the meaning set forth in Section
               11(a)(iii).

          (l) "Distribution Date" shall mean the earlier of (i) the close of business on the tenth Business Day after the Stock Acquisition Date (or such later date as may be determined by action of the Company's Board of Directors and publicly announced by the Company), or (ii) the close of business on the tenth Business Day (or such later date as may be determined by action of the Company's Board of Directors and publicly announced by the Company) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14e-2(a) of the General Rules and Regulations under the Exchange Act if, upon consummation thereof, such Person would he the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding.

          (m)  "Equivalent common stock" shall have the meaning set forth in
               Section 11(b).

          (n) "Expiration Date" and "Final Expiration Date" shall have the meanings set forth in Section 7(a).

          (o) "Person" shall mean any individual, firm, corporation, partnership or other entity.

          (p)  "Principal Party" shall have the meaning set forth in Section
               13(b).

          (q) "Purchase Price" shall have the meaning set forth in Section 4, as the same may be adjusted from time to time pursuant to the provisions of this Agreement.

          (r) "Record Date" shall have the meaning set forth in the "BACKGROUND" clause of this Agreement.

          (s)  "Redemption Price" shall have the meaning set forth in Section
               23.

          (t) "Rights Dividend Declaration Date" shall have the meaning set forth in the

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                  "BACKGROUND" clause of this Agreement.


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          (u)  "Section 11(a)(ii) Event" shall mean any event described in
               Section 11(a)(ii) (A), (B) or (C) hereof.

          (v)  "Section 13 Event" shall mean any event described in clauses (w),
               (x), (y) or (z) of Section 13(a) hereof.

          (w)  "Spread" shall have the meaning set forth in Section 11(a)(iii).

          (x) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that a Person has become an Acquiring Person.

          (y) "Subsidiary" shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

          (z) "Substitution Period" shall have the meaning set forth in Section 11(a)(iii).

          (aa) "Trading Day" shall have the meaning set forth in Section 11(d).

          (bb) "Triggering Event" shall mean any Section 11(a)(ii) Event or any
               Section 13 Event.

         Section 2. Appointment of Rights Agent.
                    ---------------------------

     The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be holders of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or appropriate.

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                                                                  Execution Copy

         Section 3.        Issuance of Rights Certificates.
                           -------------------------------

          (a) Until the Distribution Date, (i) the Rights will be evidenced (subject to the provisions of paragraph (b), (c) and (d) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (ii) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, postage prepaid mail, to each such record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more right certificates, in substantially the form of Exhibit A hereto (the "Rights Certificates"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(i) hereof, at the time of distribution of the Rights Certificates the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

          (b) As promptly as practicable following the Rights Dividend Declaration Date, the Company will send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit B (the "Summary of Rights"), by first-class, postage prepaid mail, to each record holder of Common Stock as of the close of business on that day, at the address of such holder shown on the records of the Company. With respect to certificates for the Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of such Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date (as such term is defined in Section 7 hereof), the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

          (c) Rights shall be issued in respect of all shares of Common Stock which are issued after the Record Date but prior to the earlier of the Distribution Date or the

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               Expiration Date (including the issuance of Common Stock pursuant to the exercise of rights under the Company's benefit plans), unless the Board of Directors provides to the contrary by resolution adopted at or before the time of the issuance. Certificates representing such shares of subsequently issued Common Stock shall also be deemed to be certificates for Rights.

          (d) Any certificates issued by the Company after the Record Date that represent shares of Common Stock in respect of which rights have been issued shall bear the following legend:

          This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between NSD Bancorp, Inc. (the "Company") and Registrar and Transfer Company (the "Rights Agent") dated as of September 12, 2002 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void, and the transfer of such Rights may be deemed to be restricted.

               With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.



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          Execution Copy

         Section 4.        Form of Rights Certificates.

          (a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the National Association of Securities Dealers, Inc. or any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date (or in the case of Rights issued in respect of Common Stock issued by the Company after the Record Date, as of the date of issuance of such Common Stock), shall note the date of issuance, and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the price set forth therein (such exercise price per share being referred to herein as the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

          (b) Any Rights Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate ) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate of Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either
               (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall bear (to the extent feasible) the following legend:



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          The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement, and the transfer of such Rights may be deemed to be restricted.

         Section 5.        Countersignature and Registration.
                           ---------------------------------

          (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Executive Vice President or Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by a facsimile signature. The Rights Certificates shall be countersigned by an authorized signatory of the Rights Agent but it shall not be necessary for the same signatory to countersign all of the Rights Certificates issued hereunder. The Rights Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

          (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates and the date of each of the Rights Certificates.


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         Section 6.        Transfer, Split Up, Combination and Exchange of
                           ------------------------------------------------
                           Rights Certificates; Mutilated, Destroyed, Lost or
                           --------------------------------------------------
                           Stolen Rights Certificates.
                           --------------------------

          (a)  Subject to the provisions of Section 4(b), Section 7(e) and
               Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of shares of Common Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b),
               Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment from the holder of the Rights of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

          (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.


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         Section 7.        Exercise of Rights; Purchase Price; Expiration Date
                           ---------------------------------------------------
                           of Rights.
                           ---------

          (a) Subject to Section 7(e) and the last sentence of Section 23(a) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 12(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of shares of Common Stock (or other securities or property, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earlier of (i) the close of business on September 29, 2012 (the "Final Expiration Date"), or (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the earlier of (i) and (ii) being herein referred to as the "Expiration Date").

          (b) The Purchase Price for each share of Common Stock pursuant to the exercise of a Right shall initially be $80.00, and shall be subject to adjustment from time to time as provided in Section 11 hereof and shall be payable in accordance with paragraph (c) below.

          (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per share of Common Stock (or other shares, securities or property, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to
               Section 20(k) hereof, thereupon promptly, (i) (A) requisition from any transfer agent of the shares of Common Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B), if the Company shall have elected to deposit the total number of shares of Common Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of shares of Common Stock as are


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               to be purchased (in which case certificates for the shares of
               Common Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request,
               (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced (including to zero) pursuant to Section 11(a)(iii) hereof) may be made in any combination of (x) cash or certified bank check or bank draft payable to the order of the Company, or (y) delivery of a certificate or certificates (with appropriate stock power executed in blank attached thereto) for whole numbers of shares of Common Stock, which shall be credited at their current market price (as determined pursuant to Section 11(d) hereof). If the Company receives payment from any holder of Rights in a number of whole shares of Common Stock with a current market price (as determined pursuant to Section 11(d) hereof) that exceeds the Purchase Price due from such holder, the Company may, at its election, (i) accept only such whole number of shares with a current market price (as determined pursuant to Section 11(d) hereof) that is less than the Purchase Price and require that the balance of the Purchase Price be paid under clause (x), above, or
               (ii) make a cash refund of the difference between the current market price (as determined pursuant to Section 11(d) hereof) of the whole number of shares received and the Purchase Price due from such holder. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

          (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

          (e) Notwithstanding anything in this Agreement to the contrary, from and after the


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                                                                  Execution Copy

               first occurrence of a Section 11(a)(ii) Event, (i) any Rights beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) any Rights transferred by an Acquiring Person (or any such Associate or Affiliate) after the Acquiring Person becomes such, or (iii) any Rights transferred by an Acquiring Person (or any such Associate or Affiliate) prior to or concurrently with the Acquiring Person becoming such and if the transferee receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

          (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

         Section 8.        Cancellation and Destruction of Rights Certificates.
                           ---------------------------------------------------

               All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire,


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any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

         Section 9.        Reservation and Availability of Capital Stock.
                           ---------------------------------------------

          (a) The Company covenants and agrees that prior to the occurrence of a Triggering Event it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock, the number of shares of Common Stock that, except as provided in Section 11 (a)(iii) hereof and without consideration of the adjustments under Section 11(a)(ii), will be sufficient to permit the exercise in full of all outstanding Rights. The Company covenants and agrees that following the occurrence of a Triggering Event it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock and/or other securities, the number of shares of Common Stock and/or other securities that, except as provided in Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

          (b) The Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed with the National Association of Securities Dealers, Inc. or on any national securities exchange on which the Company's Common Stock then trades upon official notice of issuance upon such exercise.

          (c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933 (the "Act"), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and
               (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or


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          "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare, file and achieve effectiveness of such registration statements. Upon any such suspension, the Company shall notify the Rights Agent and issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

          (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Common Stock and/or other securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

          (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for shares of Common Stock and/or other securities, as the case may be, upon the exercise of Rights. The Company shall not, however, be required (i) to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of Common Stock and/or other securities, as the case may be, in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or, (ii) to issue or deliver any certificates for Common Stock and/or other securities, as the case may be, in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

         Section 10.       Common Stock Record Date.
                           ------------------------

               Each person in whose name any certificate for shares of Common Stock and/or other securities, as the case may be, is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares represented thereby on, and such


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                                                                  Execution Copy

certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the applicable stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the applicable stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

         Section 11.       Adjustment of Purchase Price, Number and Kind of
                           ------------------------------------------------
                           Shares and Number of Rights.
                           ---------------------------

               The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

          (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Stock payable in shares of Common Stock, (B) subdivide or split the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or at the time of the effective date of such subdivision, combination or reclassification, and/or the number and kind of shares of Common Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Common Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in the case of a dividend on the Common Stock


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                                                                  Execution Copy

          payable in shares of Common Stock as referenced in clause (A) of this
          Section 11(a)(i), where the record date of such dividend is prior to the Distribution Date and where each share of Common Stock issued pursuant to such dividend is issued Rights under Section 3(c) hereof, then in such case the Purchase Price shall be reduced (and no other adjustment shall be made pursuant to this Section 11(a)(i)) on the record date of such dividend to a number which is equal to the result obtained by multiplying the Purchase Price then in effect by a fraction, the numerator of which is the number of Rights outstanding prior to such dividend and the denominator of which is the number of Rights outstanding immediately following such dividend. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

      (ii)     In the event:

          (A) any Acquiring Person or any Associate or Affiliate of any Acquiring Person, at any time after the date of this Agreement, directly or indirectly, (1) shall merge into the Company or otherwise combine with the Company and the Company shall be the continuing or surviving corporation of such merger or combination and the Common Stock of the Company shall remain outstanding and unchanged, (2) shall effect a statutory share exchange with the Company, after which the Company is not a Subsidiary of any Acquiring Person or any Associate or Affiliate of any Acquiring Person, (3) shall, in one or more transactions, other than in connection with the exercise of Rights or the exercise or conversion of securities exercisable or convertible into capital stock of the Company or any of its Subsidiaries, transfer any assets to the Company or any of its Subsidiaries in exchange (in whole or in part) for shares of any class of capital stock of the Company or any of its Subsidiaries or for securities exercisable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries or otherwise obtain from the Company or any of its Subsidiaries, with or without consideration, any additional shares of any class of capital stock of the Company or any of its Subsidiaries or securities exercisable for or convertible

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                                                                  Execution Copy

          into shares of any class of capital stock of the Company or any of its Subsidiaries (other than as part of a pro rata distribution to all holders of Common Shares), (4) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise dispose (in one or more transactions), to, from, with or of, as the case may be, the Company or any of its Subsidiaries, assets, including securities, on terms and conditions less favorable to the Company than the Company would be able to obtain in arm's-length negotiation with an affiliated third party, (5) shall receive any compensation from the Company or any of the Company's Subsidiaries other than compensation for services as a director or for full-time employment as a regular employee, in either case at rates in accordance with the Company's (or its Subsidiaries') past practices, or (6) shall receive the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges, or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its Subsidiaries, or

          (B) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates, shall, at any time after the Rights Dividend Declaration Date, become the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, other than pursuant to any transaction set forth in Section 13(a) hereof,

          (C) during such time as there is an Acquiring Person, there shall be any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction or series of transactions involving the Company or any subsidiary of the Company (whether or not with or into or otherwise involving an Acquiring Person) which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities or of securities exercisable for or convertible into securities of the

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                                                                  Execution Copy

                    Company or any of its Subsidiaries that is directly or indirectly owned by any Acquiring Person or any Associate or Affiliate of any Acquiring Person, then within five (5) Business Days after the date of the occurrence of a Section 11(a)(ii)(B) Event and promptly following the occurrence of any Section 11 (a)(ii)(A) or (C) Event, proper provision shall he made by the Company so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of the number of shares of Common Stock for which the Rights were theretofore exercisable, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of shares of Common Stock for which a Right was exercisable immediately prior to the first occurrence of
                    Section 11 (a)(ii) Event and dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by (y) 50% of the current market price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares").

          (iii) In the event that the number of shares of Common Stock which are authorized by the Company's articles of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), and subject to such limitations as are necessary to prevent a default under any agreement for money borrowed as presently constituted to which the Company is a party and subject to any limitations contained in Section 1551 of the Pennsylvania Business Corporation Law of 1988, as amended, or any similar successor provision thereof, the Company shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value") over (2) the Purchase Price (such excess, the "Spread"), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors of the Company has deemed

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                                                                  Execution Copy

                    to have the same value as shares of Common Stock (such shares of preferred stock, "common stock equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of an investment banking firm selected by the Board of Directors of the Company; provided, however if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty
                    (30) days following the first occurrence of a Section 11(a)(ii) Event, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which in the aggregate is equal in value to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty
                    (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days following the first occurrence of a Section 11(a)(ii) Event, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period, as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this
                    Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of the Common Stock on the date of the first occurrence of a Section 11(a)(ii) Event and the value of any "common stock equivalent" shall be deemed to have the same value as the Common Stock on such date.

          (b) In case the Company shall fix a record date for the issuance of rights, options or

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                                                                  Execution Copy

          warrants to all holders of Common Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Common Stock (or shares having the same rights, privileges and preferences as the shares of Common Stock ("equivalent common stock")) or securities convertible into Common Stock or equivalent common stock at a price per share of Common Stock or per share of equivalent common stock (or having a conversion price per share, if a security convertible into Common Stock or equivalent common stock) less than the current market price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and/or equivalent common stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock and/or equivalent common stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c) In case the Company shall fix a record date for a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) or evidence of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Common Stock, but including any dividend payable in stock other than Common Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date

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                                                                  Execution Copy

          shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Common Stock and the denominator of which shall be such current market price (as determined pursuant to Section 11(d) hereof) per share of Common Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

          (d) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the current market price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, after the ex--dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be

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                                                                  Execution Copy

          used. The term "Trading Day" shall mean a day on which the principal market in which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not so admitted, a Business Day. If the Common Stock is not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

          (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten -thousandth of a share of Common Stock or other share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

          (f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Right and/or the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 11(a), (b), (c), (e), (g), (h), (i), (j),
               (k), and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Common Stock shall apply on like terms to any such other shares.

          (g) All Rights first issued by the Company subsequent to any adjustments made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h) Unless the Company shall have exercised its election as provided in Section 11(i),


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                                                                  Execution Copy

               upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11 (b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest ten-thousandth) obtained by (i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten -thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the-date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.


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                                                                  Execution Copy

          (j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.

          (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated or par value, if any, of the number of shares of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Purchase Price.

          (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holders' right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

          (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Common Stock, (ii) issuance wholly for cash of any shares of Common Stock at less than the current market price, (iii) issuance wholly for cash of shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock shall not be taxable to such stockholders.


                                      -26-
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                                                                  Execution Copy

          (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person, (ii) merge with or into any other Person, (iii) effect a statutory share exchange with any Person, or (iv) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons, if at the time of or immediately after such consolidation, merger, statutory share exchange or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

          (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

         Section 12.       Certificate of Adjusted Purchase Price or Number of
                           ---------------------------------------------------
                           Shares.
                           ------

     Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment,
(b) promptly file with the Rights Agent, and with each transfer agent for the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing share of Common Stock) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

         Section 13.       Consolidation, Merger or Sale or Transfer of Assets
                           ---------------------------------------------------
                           or Earning Power.
                           ----------------

          (a) In the event that, following the Stock Acquisition Date, directly or indirectly, (w) the Company shall consolidate with, or merge with and into, any other Person, and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (x) any Person shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving


                                      -27-
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                                                                  Execution Copy

               corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (y) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons, then, and in each such case, proper provisions shall be made so that:
               (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of shares of Common Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such shares for which a Right was exercisable immediately prior to the first occurrence of a
               Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by (2) 50% of the current market price (determined pursuant to Section 11(d) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of
               Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its capital stock) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of capital stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.


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                                                                  Execution Copy

          (b) "Principal Party shall mean (i) in the case of any transaction described in clause (w), (x) or (y) of the first sentence of
               Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger, consolidation or statutory share exchange, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and (ii) in the case of any transaction described in clause (z) of the first sentence of
               Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (1) if the capital stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the capital stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the capital stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the capital stock having the greatest aggregate market value.

          (c) The Company shall not consummate any such consolidation, merger, statutory share exchange, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its capital stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, statutory share exchange or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will

               (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to
                    (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

               (ii) will   deliver  to   holders   of  the   Rights   historical
                    consolidated financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the

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                                                                  Execution Copy

                           Exchange Act.

               The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or statutory share exchanges or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall after the occurrence of a Section 13 Event be exercisable in the manner described in Section 13(a).

         Section 14.       Fractional Rights and Fractional Shares.
                           ---------------------------------------

          (a) The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing bid price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

          (b) The Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock. For purposes of this Section 14(b), the current market value of one share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11 (d) hereof) for the Trading Day immediately prior to the date of such

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                                                                  Execution Copy

               exercise.

          (c) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

         Section 15.       Rights of Action.
                           ----------------

          All rights of action in respect of this Agreement are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock in respect of which Rights have been issued); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of such Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of such Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

         Section 16.       Agreement of Rights Holders.
                           ---------------------------

          Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

          (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

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                                                                  Execution Copy

          (c) any restriction on transfer deemed to be imposed by this Agreement is valid and enforceable against the holder and any transferee of the holder in accordance with Section 1529 of the Pennsylvania Business Corporation Law of 1988, as amended, or any successor provision; and

          (d) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary.

          (e) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

         Section 17.       Rights Certificate Holder Not Deemed a Stockholder.
                           --------------------------------------------------

          No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder o(pound) any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions

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                                                                  Execution Copy

 hereof.

         Section 18.       Concerning the Rights Agent.
                           ---------------------------

          (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement.

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                                                                  Execution Copy

          (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, instruction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

         Section 19.       Merger or Consolidation or Change of Name of Rights
                           ---------------------------------------------------
                           Agent.
                           -----

          (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agents or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

          (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.


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                                                                  Execution Copy

         Section 20.       Duties of Rights Agent.
                           ----------------------

          The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound.

          (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

          (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "current market price") be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Executive Vice President or Senior Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

          (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

          (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible


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                                                                  Execution Copy

               for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

          (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Executive Vice President or Senior Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. At any time the Rights Agent may apply to the Company for written instructions with respect to any matter arising in connection with the Rights Agent's duties and obligations arising under this Agreement. Such application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken and the Rights Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall be not less than one business day after the Company receives such application, without the Company's consent) unless, prior to taking or initiating any such action, the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.


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                                                                  Execution Copy

          (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

          (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, that reasonable care was exercised in the selection and continued employment thereof.

          (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

          (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

         Section 21.       Change of Rights Agent.
                           ----------------------

          The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days notice in writing mailed to the Company, and to each transfer agent of the Common Stock, by registered or certified mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights


                                      -37-
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                                                                  Execution Copy

          Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the Commonwealth of Pennsylvania (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the Commonwealth of Pennsylvania if such authorization is required in order to fulfill its responsibilities under this Agreement), in good standing, having a principal-office in the Commonwealth of Pennsylvania which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $15,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

         Section 22.       Issuance of New Rights Certificates.
                           -----------------------------------

          Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, the Company may, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of shares of Common Stock following the Distribution Date.


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                                                                  Execution Copy

         Section 23.       Redemption and Termination.
                           --------------------------

          (a) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the close of business on the tenth Business Day following the Stock Acquisition Date (or such later date as may be determined by action of the Company's Board of Directors and publicly announced by the Company), or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"); provided, however, if the Board of Directors of the Company authorizes redemption of the Rights in either of the circumstances set forth in clauses (i) and (ii) below, then there must be at least five (5) Continuing Directors then in office and such authorization shall require the concurrence of a majority of such Continuing Directors: (i) such authorization occurs on or after the time a Person becomes an Acquiring Person, or (ii) such authorization occurs on or after the date of a change (resulting from a proxy or consent solicitation) in a majority of the directors in office at the commencement of such solicitation if any Person who is a participant in such solicitation has stated (or, if upon the commencement of such solicitation, a majority of the Board of Directors of the Company has determined in good faith) that such Person (or any of its Affiliates or Associates) intends to take, or may consider taking, any action which would result in such Person becoming an Acquiring Person or which would cause the occurrence of a Triggering Event; provided further, however, that if, following the occurrence of a Stock Acquisition Date and following the expiration of the right of redemption hereunder but prior to any Triggering Event, (i) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of shares of Common Stock in one transaction or series of transactions, not directly or indirectly involving the Company or any of its Subsidiaries, such that such Person is thereafter a Beneficial Owner of 10% or less of the outstanding shares of Common Stock, and (ii) there are no other Persons, immediately following the occurrence of the event described in clause (i), who are Acquiring Persons, then the right of redemption shall be reinstated and thereafter be subject to the provisions of this
               Section 23. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable (i) after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired, or
               (ii) during the period in which the Company's right of redemption shall have been reinstated under Section 30 hereof.

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                                                                  Execution Copy

          (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

         Section 24.       Notice of Certain Events.
                           ------------------------

          (a) In case the Company shall take action, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Common Stock or to take any other distribution to the holders of Common Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock), or (iv) to effect any consolidation or merger into or with any other Person, or to effect a statutory share exchange with any Person, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with
               Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date

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                                                                  Execution Copy

          for determining holders of the shares of Common Stock for purposes of such action, and in the case of any such other action, at least twenty
          (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock whichever shall be the earlier.

          (b) In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with
               Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Common Stock shall be deemed thereafter to refer to other securities, if appropriate.

         Section 25.       Notices.
                           -------

          Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                  NSD BANCORP, INC.
                  5004 McKnight Road
                  Pittsburgh, Pennsylvania
                  Attention:  Corporate Secretary

          Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                  REGISTRAR AND TRANSFER COMPANY
                  10 Commerce Drive
                  Cranford, NJ 07016-3572

     Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

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                                                                  Execution Copy

         Section 26.       Supplements and Amendments.
                           --------------------------

          Prior to the Distribution Date and subject to the next-to-last sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date and subject to the next-to-last sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or (iii) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, that this Agreement may not be supplemented or amended to lengthen, pursuant to this sentence, a time period relating to when the Rights may be redeemed. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made (1) that changes the Redemption Price, the Final Expiration Date or the Purchase Price, or (2) that reduces the number of shares of Common Stock for which a Right is exercisable. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

         Section 27.       Successors.
                           ----------

          All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 28.       Determinations and Actions by the Board of Directors,
                           -----------------------------------------------------
                           etc.
                           ---

          For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company (and, where specifically provided for herein, the Continuing Directors) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or the Company (or, where specifically provided for herein, the Continuing Directors), or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this

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                                                                  Execution Copy

     Agreement, and (ii) make all decisions and determinations deemed necessary or advisable for the administration of this Agreement (including without limitation a decision to redeem or not redeem the Rights or to amend the Agreement and a determination of whether or not a person is or was an Acquiring Person or beneficially owns a certain percentage of stock of the Company). All such actions, calculations, interpretations, decisions and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (or, where specifically provided for herein, by the Continuing Directors) in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates and all other parties, and (y) not subject the Board or the Continuing Directors to any liability to the holders of the Rights.

         Section 29.       Benefits of this Agreement.
                           --------------------------

          Nothing in this Agreement shall he construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

         Section 30.       Severability.
                           ------------

          If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth business day following the date of such determination by the Board of Directors.

         Section 31.       Governing Law.
                           -------------

          This  Agreement,   each  Right  and  each  Rights  Certificate  issued
     hereunder shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of such Commonwealth applicable to contracts made and to be performed entirely within such Commonwealth.

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                                                                  Execution Copy

         Section 32.       Counterparts.
                           ------------

          This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         Section 33.       Descriptive Headings.
                           --------------------

          Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                               NSD BANCORP, INC.


                                          By:  /s/ Lloyd G. Gibson
                                               ---------------------------------
                                               Lloyd G. Gibson, President
(Corporate Seal)


                                 Attest:       /s/ James P. Radick
                                               ---------------------------------
                                               James P. Radick, Treasurer


                                               REGISTRAR AND TRANSFER
                                               COMPANY


(Corporate Seal)                          By:  /s/ William P. Tatler
                                               ---------------------------------
                                               William P. Tatler, Vice President


                                 Attest:       /s/ Thomas L. Montrone
                                               ---------------------------------
                                               Thomas L. Montrone
                                               President,CEO and Secretary

                                                                  Execution Copy

                                    EXHIBIT A
                                    ---------

                          [Form of Rights Certificate]

Certificate No.            Rights

         NOT EXERCISABLE AFTER SEPTEMBER 29, 2012 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED
         BY THIS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE
         AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID
         IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH
         AGREEMENT.]

                               Rights Certificate

                                NSD BANCORP, INC.

          This certifies that                                   , or  registered
                             -----------------------------------
          assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of September 12, 2002 (the "Rights Agreement"), between NSD Bancorp, Inc., a Pennsylvania corporation (the "Company"), and Registrar and Transfer Company, a New Jersey Corporation (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (Pittsburgh, Pennsylvania time) on September 29, 2012 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one fully paid, non-assessable share of Common Stock, par value $1.00 per share (the "Common Stock") of the Company, at a purchase price of $ per share (the "Purchase Price"), upon
                                 --
          presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The Purchase Price shall be paid, at the election of the holder, in cash or shares of Common Stock of the Company having an equivalent value. The number of Rights evidenced by this Rights Certificate (and the number -of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the

                                                                  Execution Copy

     number and Purchase Price as of September 12, 2002, based on the Common Stock as constituted at such date.


          Upon the occurrence of a Triggering Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Triggering Event and the transfer of such rights may be deemed to be restricted.

          This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

          This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-halves of a share of Common Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

          Subject to certain rights of extension and the other provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on (i) the tenth business day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Final Expiration Date. Under certain circumstances set forth in the Rights Agreement, the decision to redeem shall require the concurrence of a majority of the Continuing Directors. After the expiration of the redemption period, the Company's right of redemption may be reinstated if an Acquiring Person reduces his

                                                                  Execution Copy

     beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company.

          No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

          No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

          This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its facsimile corporate seal.


Dated as of
           ---------------------------

ATTEST:                                                       NSD BANCORP, INC.


                                                By:
                                                   -----------------------------

                                                                      ,Secretary
                                                   -------------------


Countersigned:


                                                By:
                                                   -----------------------------
                                                         Authorized Signature

                                                                  Execution Copy

                  [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT
                               ------------------

                (To be executed by the registered holder if such
               holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED
                  --------------------------------------------------------------

hereby  sells,  assigns and  transfers  unto                      (please  print
                                            -----------------------
name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and
appoint                               Attorney,  to  transfer  the within
       ------------------------------
Rights Certificate on the books of the within-named Company, with full power of substitution.


Dated:                                              ----------------------------
      -------------------------                     Signature


Signature Guaranteed:

                                   Certificate
                                   -----------

               The undersigned hereby certifies by checking the appropriate boxes that:

          (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated:                                              ----------------------------
      -------------------------                     Signature

Signature Guaranteed:
                                     NOTICE
                                     ------

          The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or

                                                                  Execution Copy

enlargement or any change whatsoever.


                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

                      (To be executed if holder desires to
             exercise Rights represented by the Rights Certificate)

To:      NSD BANCORP, INC.

          The  undersigned   hereby   irrevocably   elects  to  exercise
                                                                        --------
          Rights represented by this Rights Certificate to purchase the shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security or other identifying number:
                                                          ----------------------

(Please Print Name and Address)


          If such number Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number:----------------------


(Please Print Name and Address)


Dated:                                              ----------------------------
      -------------------------                     Signature


Signature Guaranteed:

                                                                  Execution Copy


                                   Certificate
                                   -----------

          The undersigned hereby certifies by checking the appropriate boxes that:

          (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

          (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated:                                              ----------------------------
      -------------------------                     Signature

Signature Guaranteed:

                                     NOTICE
                                     ------


          The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                  Execution Copy


                                    EXHIBIT B
                                    ---------

                                NSD BANCORP, INC.

                                SUMMARY OF RIGHTS


Distribution and            On September 10, 2002, the Board of Directors of
                            NSD Bancorp, Inc. declared a distribution of one
Transfer of Rights;         Right for each outstanding share of common stock of
Rights Certificate.         the Company to shareholders of record at the close
                            of business on September 30, 2002 (the "Record
                            Date"). Prior to a Distribution Date referred to below, the Rights will be evidenced by and trade with the certificates for the Common Stock.

Distribution Date. A "Distribution Date" will occur upon the earlier of:

                    o 10 business days (or such later date as may be determined by the Company's Board of Directors and publicly announced by the Company) following a public announcement that a person or a group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or

                    o    10  business  days  (or  such  later  date  as  may  be
                         determined  by the  Company's  Board of  Directors  and
                         publicly announced by the Company) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of the outstanding shares of Common Stock.

                    After a Distribution Date, the Company will mail Rights certificates to the Company's shareholders and the Rights will separate from the Common Stock.

                                                                  Execution Copy


Triggering Events -         Each Right entitles the registered holder to
                            purchase, from the Company, one share of Common
NSD Common Stock.           Stock at a price of $80.00  per share (the
                           "Purchase Price"), subject to certain adjustments.
                            In the event that, at any time following the Distribution Date, and before the Rights are redeemed by the Board of Directors,

                    o the Company is acquired in a merger, statutory share exchange or other business combination transaction in which the Company is not the surviving corporation, or

                    o the Company engages in a merger or other business combination transaction with another person in which the Company is the surviving corporation, but in which its Common Stock is changed or exchanged, or

                    o 50% or more of the Company's assets or earning power is sold or transferred,

                    then the Rights Agreement provides that each holder of a Right may exercise the Right and receive Common Stock of the Company having a value equal to twice times the exercise price of the Right.

                    For example, at an exercise price of $80.00 per right, each right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph, would entitle its holder to purchase $160.00 worth of Common Stock for $80.00.

Triggering Events -         In the event that, at any time following the
Acquired Company            Distribution Date,
Common Stock.

                    o the Company is acquired in a merger, statutory share exchange or other business combination transaction in which the Company is not the surviving corporation,

                    o the Company engages in a merger or other business combination transaction with another person in which the Company is the surviving corporation, but in which its Common Stock is changed or exchanged, or

                    o 50% or more of the Company's assets or earning power is sold or transferred,

                    the Rights Agreement provides that proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon exercise of the Right, Common Stock or other consideration of the acquiring Company having a value equal to twice the exercise price of the Right.

Rights of Acquiring         Notwithstanding any of the foregoing, following the
Person - Null and           occurrence of a Distribution Date, any Rights that
Void.                       are, or (under certain circumstances specified in
                            the Rights Agreement) were, beneficially owned by any Acquiring Person shall immediately become null and void.

                                                                  Execution Copy


Redemption of the           At any time, until ten days following the Stock
Rights                      Acquisition Date (or such later date as may be
                            determined by action of the Company's Board of Directors and publicly announced by the Company) the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right
                           (the "Redemption Price"); provided, however,
                            that if the Board of Directors of the Company authorizes redemption of the Rights in either of the circumstances set forth in clauses (i) and (ii) below, then there must be at least five Continuing
                            Directors in office and the authorization requires the concurrence of a majority of Continuing
                            Directors:

                    (i) the authorization occurs on or after the time a person or group acquires beneficial ownership of 15% or more of the outstanding Common Stock, or

                    (ii) the  authorization  occurs  on or  after  the date of a change in a majority of the directors resulting from a proxy solicitation, if the solicitor (or any participant in the solicitation) indicates an intention to become an Acquiring Person or to cause a Triggering Event.

                    Afterwards, the Company's right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company and there is then no other Acquiring Person.

Expiration of the           The Rights expire on the earliest of (a) September
Rights.                     29, 2012 or (b) exchange or redemption of the Rights
                            as described above.

Amendment of Terms          The terms of the Rights and the Rights Agreement may
of Rights.                  be amended in any the terms of the Rights and the
                            Rights Agreement may be amended without on or prior to the Distribution Date;thereafter, the terms of the Rights Agreement may be amended without consent of the Rights holders only in certain circumstances.

Voting Rights.              Rights will not have any voting rights.

Taxes. The Rights distribution should not be taxable for federal income tax purposes. However, following an event which renders the Rights exercisable or upon redemption of the Rights, shareholders may recognize taxable income.


Right of Shareholders       Immediately upon the action of the Board of
upon Redemption.            Directors of the Company ordering redemption of
                            the Rights, with, if required, the concurrence of the Continuing Directors, the Rights will terminate and the holders will receive the Redemption Price.

The foregoing is a summary of certain principal terms of the Rights Agreement only and is qualified in its entirety by reference to the Rights Agreement dated as of September 12, 2002 between the Company and Registrar and Transfer Company as Rights Agent (the "Rights Agreement"). The Rights Agreement may be amended from time to time. A copy of the Rights Agreement was filed with the Securities and Exchange Commission as an Exhibit on Form 8-K on September 13, 2002. A copy of the Rights Agreement is available free of charge from the Company.